                                  SCHEDULE 14A

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:

[ ]    Preliminary Proxy Statement

[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]    Definitive Proxy Statement
[ ]    Definitive Additional Materials
[ ]    Soliciting Material Pursuant to Section 240.14a-12

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                            CROGHAN BANCSHARES, INC.

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     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

[X]    No fee required.
[ ]    Fee computed on table below per Exchange Act Rules 14a-6(I)(1) and 0-11.

       1)       Title of each class of securities to which transaction applies:

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       2)       Aggregate number of securities to which transaction applies:

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       3)       Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determine):

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         4)       Proposed maximum aggregate value of transaction:
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         5)       Total fee paid:
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[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         1)       Amount Previously Paid:
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         2)       Form, Schedule or Registration Statement No.:
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         3)       Filing Party:
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         4)       Date Filed:

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

                            CROGHAN BANCSHARES, INC.
                               323 CROGHAN STREET
                               FREMONT, OHIO 43420
                                 (419) 332-7301

                           ---------------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                           ---------------------------


                                                                   Fremont, Ohio
                                                                  March 30, 2001

To the Shareholders of
Croghan Bancshares, Inc.:

         NOTICE IS HEREBY GIVEN that the Annual Meeting of the Shareholders (the "Annual Meeting") of Croghan Bancshares, Inc. (the "Company"), will be held at Hayes Presidential Center, Spiegel Grove, 1337 Hayes Avenue, Fremont, Ohio 43420, on Tuesday, May 8, 2001, at 1:00 p.m., local time, for the following purposes:

         1. To elect four (4) directors to serve for terms of three (3) years each.

         2. To transact such other business as may properly come before the Annual Meeting and any adjournment(s) thereof.

         Shareholders of record at the close of business on March 16, 2001, will be entitled to receive notice of, and to vote at, the Annual Meeting and any adjournment(s) thereof.

         You are cordially invited to attend the Annual Meeting. The vote of each shareholder is important, whatever the number of common shares held. Whether or not you plan to attend the Annual Meeting, please sign, date and return your proxy promptly in the enclosed envelope. If you attend the Annual Meeting and desire to revoke your proxy, you may do so and vote in person. Attendance at the Annual Meeting will not, in and of itself, constitute revocation of a proxy.

                                         By Order of the Board of Directors,


                                         /s/     Thomas Hite
                                         -----------------------------
                                         Thomas F. Hite, President and
                                         Chief Executive Officer

                            CROGHAN BANCSHARES, INC.
                               323 CROGHAN STREET
                               FREMONT, OHIO 43420
                                 (419) 332-7301

                                 PROXY STATEMENT

         This Proxy Statement and the accompanying proxy are being mailed to shareholders of Croghan Bancshares, Inc., an Ohio corporation (the "Company"), on or about March 30, 2001, in connection with the solicitation of proxies by the Board of Directors of the Company for use at the Annual Meeting of Shareholders of the Company (the "Annual Meeting") called to be held on Tuesday, May 8, 2001, or at any adjournment(s) thereof. The Annual Meeting will be held at 1:00 p.m., local time, at Hayes Presidential Center, Spiegel Grove, 1337 Hayes Avenue, Fremont, Ohio.

         The enclosed proxy is solicited by the Board of Directors of the Company. The Board of Directors of the Company has appointed Crowe, Chizek and Company LLP ("Crowe, Chizek") to serve as inspector of elections at the Annual Meeting. You should mail your completed proxy to Crowe, Chizek using the envelope addressed to Crowe, Chizek included with these proxy materials.

         Without affecting any vote previously taken, any shareholder executing a proxy may revoke it at any time before it is voted by (1) filing with the Secretary of the Company, at the address of the Company set forth on the cover page of this Proxy Statement, written notice of such revocation; (2) executing a later-dated proxy which is received by Crowe, Chizek and Company LLP or the Company prior to the Annual Meeting; or (3) attending the Annual Meeting and giving notice of such revocation in person. Attendance at the Annual Meeting will not, in and of itself, revoke a proxy.

         Only shareholders of the Company of record at the close of business on March 16, 2001 (the "Record Date"), are entitled to receive notice of, and to vote at, the Annual Meeting and any adjournment(s) thereof. At the close of business on the Record Date, 1,913,144 common shares were outstanding and entitled to vote. Each common share of the Company entitles the holder thereof to one vote on each matter to be submitted to shareholders at the Annual Meeting. A quorum for the Annual Meeting is a majority of the outstanding common shares.

         Common shares represented by signed proxies that are returned to the Company will be counted toward the quorum on all matters even though they are marked "Abstain," "Against" or "Withhold Authority". Broker/dealers who hold their customers' common shares in street name may, under the applicable rules of the self-regulatory organizations of which the broker/dealers are members, sign and submit proxies for such common shares and may vote such common shares on routine matters, which, under such rules, typically include the election of directors, but broker/dealers may not vote such common shares on other matters, which typically include amendments to the articles of incorporation of a corporation and the approval of certain stock compensation plans, without specific instructions from the customer who owns such common shares. Proxies signed and submitted by broker/dealers which have not been voted on certain matters as described in the previous sentence are referred to as broker non-votes and such proxies count toward the establishment of a quorum. Because there are no other matters that will be voted upon at the annual meeting other than the election of directors, there will be no broker non-votes at the Annual Meeting.

         The Company will bear the costs of preparing and mailing this Proxy Statement, the accompanying proxy and any other related materials and all other costs incurred in connection with the solicitation of proxies on behalf of the Board of Directors. Proxies will be solicited by mail and may be further solicited, for no additional compensation, by approximately 8 officers, directors or employees of the Company and The Croghan Colonial Bank, a wholly-owned subsidiary of the Company (the "Bank"), by further mailing, by telephone or by personal contact. Also, the Company has hired D.F. King & Co., Inc., an independent proxy solicitation firm which will solicit proxies on behalf of the Board of Directors of the Company at a cost of approximately $7,500. The Company also will pay the standard charges and expenses of brokerage houses, voting trustees, banks, associations and other custodians, nominees and fiduciaries, who are record holders of common shares not beneficially owned by them, for forwarding such materials to and obtaining proxies from the beneficial owners of such common shares.

         The Annual Report to the Shareholders of the Company for the fiscal year ended December 31, 2000 (the "2000 fiscal year"), is enclosed herewith.

                          SECURITY OWNERSHIP OF CERTAIN
                        BENEFICIAL OWNERS AND MANAGEMENT

         As of the Record Date, no person or entity had beneficial ownership of more than 5% of the outstanding common shares of the Company.

         The following table sets forth, as of the Record Date, certain information concerning the beneficial ownership of common shares by each director of the Company, by each person nominated by management for election as a director of the Company, by each of the executive officers named in the Summary Compensation Table set forth below and by all current executive officers and directors of the Company as a group:

                                           Amount & Nature
                 Name of                    of Beneficial          Percent of
             Beneficial Owner               Ownership (1)           Class (2)
             ----------------               -------------           ---------

         James E. Bowlus                      26,107 (3)              1.4%
         John P. Keller                       13,937                   (4)
         Daniel W. Lease                       2,000 (5)               (4)
         Allan E. Mehlow                         930                   (4)
         Thomas F. Hite                        6,456 (6)               (4)
         Robert H. Moyer                      16,308 (7)               (4)
         J. Terrence Wolfe                    30,000 (8)              1.6%
         Gary L. Zimmerman                       840                   (4)
         Claire F. Johansen                       15                   (4)
         Stephen A. Kemper                     3,738 (9)               (4)
         K. Brian Pugh                         2,400 (10)              (4)
         Claude E. Young                      19,356 (11)             1.0%

         All current executive officers      138,232 (13)             7.2%
         and directors as a group (17
         persons) (12)

(1) Unless otherwise noted, the beneficial owner is the owner of record and has sole voting and investment power with respect to all of the common shares reflected in the table.

(2) The percent of class is based upon 1,913,144 common shares outstanding on the Record Date.

(3) Includes 300 shares owned by Mr. Bowlus' wife, as to which she exercises sole voting and investment power.

(4) Reflects ownership of less than 1% of the outstanding common shares of the Company.

(5) Includes 900 shares owned jointly by Mr. Lease and his wife, as to which they exercise shared voting and investment power.

(6) Includes 930 shares owned by Mr. Hite's wife, as to which she exercises sole voting and investment power.

(7) Includes 6,072 shares owned by Mr. Moyer's wife in trust, as to which she exercises sole voting and investment power.

(8) All shares of Mr. Wolfe are held in a trust for which he and his wife are co-trustees and as to which they exercise shared voting and investment power.

(9) Includes 162 shares owned by Mr. Kemper's wife, as to which she exercises sole voting and investment power.

(10) Includes 1,262 shares owned jointly by Mr. Pugh and his wife as to which they exercise shared voting and investment power, 30 shares owned jointly by Mr. Pugh and his grandson, as to which they exercise shared voting and investment power, and 338 shares owned by Mr. Pugh's wife, as to which she exercises sole voting and investment power.

(11) Includes 9,916 shares owned jointly by Mr. Young and his wife, as to which they exercise shared voting and investment power, and 7,855 shares owned individually by Mr. Young's wife, as to which she exercises sole voting and investment power.

(12) Does not include Janet E. Burkett, who resigned from the Board of Directors on August 31, 2000. At the time of her resignation, Ms. Burkett owned 6,795 shares, 6,495 of which were held in trust with she and her husband as co-trustees.

(13) Includes all executive officers of the Company and all executive officers of the Bank.

         To the Company's knowledge, based solely on a review of the copies of the reports furnished to the Company and written representations that no other reports were required during the 2000 fiscal year, the officers and directors of the Company complied with all filing requirements applicable to officers, directors and owners of more than 10% of the outstanding common shares of the Company under Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act").

                              ELECTION OF DIRECTORS

         In accordance with Section 2.02 of the Amended and Restated Code of Regulations of the Company (the "Amended Regulations"), four (4) directors are to be elected for terms of three (3) years each and until their respective successors are elected and qualified. The four management nominees standing for election as directors of the Company are James E. Bowlus, John P. Keller, Daniel
W. Lease and Allan E. Mehlow. Mr. Bowlus was appointed by the Board of Directors, effective November 14, 2000, to fill the vacancy created by the resignation of Janet E. Burkett. Janet E. Burkett resigned from the Board of Directors on August 31, 2000. The Company is extremely grateful to her for her loyal service.

         It is the intention of the persons named in the accompanying proxy to vote the common shares represented by the proxies received pursuant to this solicitation FOR the nominees named above who have been designated by the Board of Directors, unless otherwise instructed on the proxy.

         The following table gives certain information concerning each management nominee for election as a director of the Company. The Company was formed in 1983 Unless otherwise indicated, each person has held his principal occupation for more than five years.


                                                                                 Director of the
                                             Position(s) Held with the               Company            Nominee
                                             Company and the Bank                  Continuously        for Term
Nominee                              Age     and Principal Occupation(s)(1)          Since (2)        Expiring In
-------                              ---   ----------------------------------    -------------------  -----------
James E. Bowlus                      52    President of Fremont Candy & Cigar          2000               2004
610 North Wilson Avenue,                   Co. in Fremont, Ohio
Fremont, OH  43420

John P. Keller                       67    Vice President of Keller-Ochs-Koch          1973               2004
416 South Arch Street                      Funeral Home in Fremont, Ohio.
Fremont, OH  43420

Daniel W. Lease                      52    Retired.  Formerly, President of            1994               2004
1000 West State Street, Suite 1            Wahl Refactories, Inc., a
Fremont, OH  43420                         refractory products manufacturer in
                                           Fremont, Ohio.

Allan E. Mehlow                      45    Vice President and Chief Operating          2000               2004
323 Croghan Street                         Officer of the company since May,
Fremont, OH  43420                         2000; Treasurer and Asst. Secretary
                                           of the Company from 1992 to May
                                           2000; Vice President and Chief
                                           Operating Officer of the Bank since
                                           October, 1999; Vice President and
                                           Chief Financial Officer of the Bank
                                           from 1993 to October, 1999.

(1) Additional information regarding the directors including, the principal residence address of each director and the number of shares of the Company purchased or sold by each director after January 1, 1999 is included in APPENDIX A to the Proxy Statement.

(2) All directors are members of the Boards of Directors of the Company and the Bank. The Company was organized in 1983. Consequently, directorships were with the Bank only until 1983.

         While it is contemplated that all nominees will stand for election, if one or more of the nominees at the time of the Annual Meeting should be unavailable or unable to serve as a candidate for election as a director of the Company, the proxies reserve full discretion to vote the common shares represented by the proxies for the election of the remaining nominees and any substitute nominee(s) designated by the Board of Directors. The Board of Directors knows of no reason why any of the above-mentioned persons will be unavailable or unable to serve if elected to the Board. Under Ohio law and the Amended Regulations, the four nominees receiving the greatest number of votes will be elected as directors.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF THE ABOVE NOMINEES.

         The following table gives certain information concerning the current directors whose terms will continue after the Annual Meeting. Unless otherwise indicated, each person has held his principal occupation for more than five years.


                                                                                     Director of the
                                                Position(s) Held with the               Company
                                                   Company and the Bank               Continuously      Term Expires
Name                                Age      and Principal Occupation(s)(1)              Since (2)          In
----                                ---    ----------------------------------        ---------------    ------------
Thomas F. Hite                       61    President and Chief Executive Officer           1987             2002
323 Croghan Street                         of the Company and the Bank.
Fremont, OH  43420

Robert H. Moyer                      72    Chairman of Mosser Construction, Inc.,          1973             2002
122 South Wilson Avenue                    a commercial construction and
Fremont, OH  43420                         contracting company located in
                                           Fremont, Ohio.

J. Terrence Wolfe                    60    Retired.  Formerly, a Vice President            1994             2002
1305 McPherson Boulevard                   in charge of a paper converting
Fremont, OH  43420                         operation at the Robert F. Wolfe Co.
                                           located in Fremont, Ohio.

Gary L. Zimmerman                    54    Vice President of Swint-Reineck                 1991             2002
1201 Oak Harbor Road                       Hardware, Inc., a hardware store
Fremont, OH  43420                         located in Fremont, Ohio.

Claire F. Johansen                   47    Retired.  Formerly, President of Ohio           2000             2003
5600 Seneca County Road 19                 Outdoor Advertising Corp., a billboard
Tiffin, OH  44883                          advertising company located in
                                           Fremont, Ohio, which has since been
                                           acquired by Lamar Advertising.

Stephen A. Kemper                    61    President and owner of Kemper Iron and          1996             2003
403 Monroe Street                          Metal Corporation, a recycler and
Bellevue, OH  44811                        scrap processor located in Bellevue,
                                           Ohio.

K. Brian Pugh                        61    President of Clyde Parts Corporation,           1996             2003
135 East McPherson Hwy.                    an automotive parts distributor
Clyde, OH  43410                           located in Clyde, Ohio.

Claude E. Young                      68    Chairman of the Board of Directors of           1979             2003
420 Monroe Street                          Progress Plastic Products, Inc., a
Bellevue, OH  44811                        plastics parts manufacturer with
                                           locations in Bellevue and Tiffin, Ohio

(1) Additional information regarding the directors including, the principal residence address of each director and the number of shares of the Company purchased or sold by each director after January 1, 1999 is included in APPENDIX A to the Proxy Statement.

(2) All directors are members of the Boards of Directors of the Company and the Bank. The Company was organized in 1983. Consequently, directorships were with the Bank only until 1983.

         There are no family relationships among any of the directors, nominees for election as directors and executive officers of the Company.

         Each Director of the Company is also a Director of the Bank. The Board of Directors of the Bank met seventeen (17) times during 2000, and meetings of the Board of Directors of the Corporation were held immediately following on twelve (12) of these occasions. Each Director attended at least seventy-five percent (75%) of the total number of Board of Directors meetings and meetings of committees on which he or she served.

SHAREHOLDER NOMINATIONS

         Article Two of the Regulations prescribes the method by which a shareholder may nominate a candidate for election to the Board of Directors. Nominations for the election of directors at an annual meeting, other than those made by or on behalf of the existing Board of Directors of the Company, must be made in writing and must be received by the secretary of the Company on or before the December 31st immediately preceding the annual meeting, or within a reasonable time as determined by the Board of Directors. Such notification must contain the following information: (1) the name, age, business or residence address of each nominee; (2) the principal occupation or employment of each nominee; (3) the number of common shares of the Company owned beneficially and/or of record by each nominee; and (4) the length of time each nominee has owned such shares.

         In accordance with the Regulations, Nathan G. Danziger, Samuel R. Danziger and Jared E. Danziger (the "Danzigers") have nominated the four individuals listed below (the "Danziger Nominees") for election as directors at the Annual Meeting. THE BOARD OF DIRECTORS AND MANAGEMENT OF THE COMPANY STRONGLY OPPOSE THE DANZIGER NOMINEES BECAUSE THEY DO NOT BELIEVE THAT THE ELECTION OF ANY ONE OR MORE OF THESE INDIVIDUALS WOULD BE IN THE BEST INTERESTS OF THE COMPANY AND ITS SHAREHOLDERS AS A GROUP.

         The Danziger Nominees are as follows:

         Jared E. Danziger, 305 East 63rd Street, Apt. 8-C, New York, NY  10021
         Age:  26
         Occupation:  Financial Analyst
         Ownership of the Company's Common Shares: 113 shares owned of record, 108 of which have been owned for over two years

         Nathan G. Danziger, 3014 Pembroke, Toledo, Ohio  43606
         Age:  60
         Occupation:  Chartered Life Underwriter (CLU)
         Ownership of the Company's Common Shares: 2,889 shares owned of record for over two years

         Samuel R. Danziger, 7740 Camino Real, Apt. G211, Miami, Florida  33143
         Age:  63
         Occupation:  Attorney at Law
         Ownership of the Company's Common Shares: 5,787 shares owned of record for over two years

         Richard M. Osborne, 8500 Station Street, Mentor, Ohio  44060
         Age:  54
         Occupation:  Industrial Supply Business Owner and Developer
         Ownership of the Company's Common Shares: 3,000 shares owned indirectly for at least one year

         The proxy card included with this proxy statement lists only those individuals nominated by the Company's Board of Directors and does not include the Danziger Nominees. The Company intends to oppose any effort by the Danzigers to elect the Danziger Nominees including any proxy solicitation by the Danzigers. The Company estimates that it will expend approximately $10,000 in additional solicitation costs in opposing the election of the Danziger Nominess. These costs include the fees for attorneys, accountants, printing and costs incidental to the proxy solicitation, but exclude amounts normally expended by the Company in preparing its proxy solicitation materials in the absence of a proxy contest and the costs represented by salaries and wages of regular employees and officers of the Company engaged in the solicitation process. Also, these estimated costs do not include any costs associated with any potential litigation that may arise in connection with the proxy solicitation.

         FOR THE REASONS OUTLINED ABOVE, THE BOARD OF DIRECTORS STRONGLY RECOMMENDS THAT THE COMPANY'S SHAREHOLDERS VOTE AGAINST THE DANZIGER NOMINEES AT THE ANNUAL MEETING AND IN CONNECTION WITH ANY PROXY SOLICITATION BY THE DANZIGERS.

                               EXECUTIVE OFFICERS

         The following information is furnished concerning executive officers of the Company and the Bank, all of whom are elected annually and serve at the pleasure of the Board of Directors of the Company and the Bank:

     Name                      Age      Position and Business Background
     ----                      ---      --------------------------------

Thomas F. Hite                 61       Mr. Hite is President and Chief
                                        Executive Officer of the Company and the Bank and has served in such position since 1988. He joined the Bank in 1957 and served as Executive Vice President of the Bank from 1984 to 1988 and Vice
                                        President and Secretary of the Company
                                        from 1983 to 1988.

James K. Walter                64       Mr. Walter has served as Senior Vice
                                        President/Commercial Loans of the Bank
                                        since 1991 and as Senior Vice President
                                        of the Bank from 1988 to 1991. He has
                                        also served as Vice President of the
                                        Company since 1984, Secretary of the
                                        Company from 1991 to March 2001, and
                                        Treasurer of the Company from 1984 to
                                        1992. He joined the Bank in 1959 and
                                        served as Vice President/Personnel and
                                        Marketing of the Bank from 1980 to 1988.
                                        Mr. Walter has announced his retirement
                                        effective March 31, 2001.

James A. Draeger               60       Mr. Draeger has served as a Vice
                                        President of the Bank since 1980, as
                                        officer in charge of Real Estate Loans
                                        since 1985 and as Agricultural
                                        Administrator of the Bank since joining
                                        the Bank in 1975.

William C. Hensley             57       Mr. Hensley has served as Vice
                                        President/Chief Lending Officer of the
                                        Bank since 1991. He joined the Bank in
                                        1963 and served as Vice President and
                                        Manager of Consumer Loans from 1980 to
                                        1991.

    Name                       Age      Position and Business Background
    ----                       ---      --------------------------------

Barry F. Luse                  48       Mr. Luse has served as Vice
                                        President/Trust Officer of the Bank
                                        since October 1993. He first joined the
                                        Bank in 1990 and served as a Trust
                                        Officer of the Bank from 1990 to 1993.
                                        He has also served as Secretary of the
                                        Company since March 2001. Mr. Luse has
                                        been a member of the Ohio Bar since
                                        1983.

Allan E. Mehlow                45       Mr. Mehlow has served as Vice
                                        President/Chief Operating Officer of the
                                        Bank since October 1999 and as
                                        Vice-President/Chief Financial Officer
                                        from 1993 to October 1999. He has also
                                        served as Vice-President/Chief Operating
                                        Officer of the Company since May 2000.
                                        He joined the Bank in 1975 and served as Auditor from 1988 to 1990. He has carried a CPA designation since 1992.

Joseph W. Berger               38       Mr. Berger has served as
                                        Vice-President/Chief Financial Officer
                                        of the Bank since October 1999. He has
                                        also served as Treasurer of the Company
                                        since May 2000. He joined the Bank in
                                        1987 and served as Assistant
                                        Vice-President and Manager of Consumer
                                        Loans from 1991 to 1999.

                        TRANSACTIONS INVOLVING MANAGEMENT

         During the Company's 2000 fiscal year, the Bank entered into banking-related transactions, in the ordinary course of business, with certain executive officers, directors and principal shareholders of the Company (including certain executive officers of the Bank), members of their immediate families and corporations or organizations with which they are affiliated. It is expected that similar transactions will be entered into in the future. Loans to such persons have been made on substantially the same terms, including the interest rate charged and collateral required, as those prevailing at the time for comparable transactions with persons not affiliated with the Company or the Bank. These loans have been, and are presently, subject to no more than a normal risk of uncollectibility and present no other unfavorable features. The amount of loans to directors, executive officers and principal shareholders of the Company (including certain executive officers of the Bank) and their associates as a group at December 31, 2000, was $8,019,000, or 21.4% of total stockholders' equity. As of the date hereof, all of such loans were performing loans.

         REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS
                            ON EXECUTIVE COMPENSATION

         Notwithstanding anything to the contrary set forth in any of the Company's previous filings under the Securities Act of 1933, as amended, or the Exchange Act, that might incorporate future filings, including this Proxy Statement, in whole or in part, this Report and the performance graph set forth below shall not be incorporated by reference into any such filings.

         The Board of Directors of the Company has a Compensation Committee comprised of John P. Keller, Robert H. Moyer and Claude E. Young, all of whom are outside directors. The function of the Compensation Committee is to review and recommend to the Board of Directors of the Company the salary, bonus and other cash compensation to be paid to, and the other benefits to be received by, the President and Chief Executive Officer of the Company, Thomas F. Hite, and the other executive officers of the Company and the Bank. The Compensation Committee met a total of five (5) times during the 2000 fiscal year.

         Thomas F. Hite, President and Chief Executive Officer of the Company, received compensation from the Bank for services rendered during the 2000 fiscal year as an executive officer of the Company and the Bank.

Compensation Policies Toward Executive Officers
-----------------------------------------------

         The Company's executive compensation program is structured to provide competitive compensation based upon an employee's job performance relative to employee's area of responsibility. To achieve this goal, the Compensation Committee authorizes salaries that are competitive with salaries for comparable positions at other banks and bank holding companies of comparable size and performance. The Company does not pay performance based bonuses and does not have any stock option or other compensation plans based on the long term performance of the Company.

         To aid in establishing accurate peer group comparison data, the Compensation Committee employs the services of an outside consulting firm and also uses compensation surveys provided by the Bank Administration Institute, Employer's Association of Toledo and Ohio Bankers Association.

         To set an individual's salary within the range indicated by the peer group comparison data for the individual's level of responsibility, the Compensation Committee primarily considers the employee's job performance and contribution to the objectives of the Company. These latter factors are determined in the subjective judgment of the Compensation Committee for the Chief Executive Officer and with the benefit of performance reviews and salary recommendations by the Chief Executive Officer for other executive officers of the Company. To a lesser extent, the Compensation Committee also considers local and national economic conditions and future business prospects of the Bank in setting salary levels for executive officers.

         The Compensation Committee established Mr. Hite's salary for 2000 at $143,272, which represents approximately a .6% increase over the previous year's salary of $142,402. The Compensation Committee's determination of Mr. Hite's salary for 2000 was based upon the previously noted criteria, including its subjective evaluation of the Chief Executive Officer's performance.

Submitted by the members of the Compensation Committee.

John P. Keller, Robert H. Moyer & Claude E. Young


                COMPENSATION OF EXECUTIVE OFFICERS AND DIRECTORS

Summary of Cash and Certain Other Compensation
----------------------------------------------

         The following table shows, for the last three years, the cash compensation paid by the Bank, as well as certain other compensation paid by or earned for those years, to Thomas F. Hite, the Company's President and Chief Executive Officer. The Company has no other officers or employees whose salary plus bonus exceeded $100,000 during the 2000 fiscal year.

                           SUMMARY COMPENSATION TABLE

Name and                                                                       Other Annual                All Other
Principal Position              Year       Salary($)(1)      Bonus($)        Compensation (2)           Compensation ($)
------------------              ----       ------------      --------        ----------------           ----------------
Thomas F. Hite, President       2000         $151,772          N/A                  N/A                    $26,804(3)
and Chief Executive Officer     1999         $148,402          N/A                  N/A                    $22,005(3)
of the Company                  1998         $143,722          N/A                  N/A                    $13,511(3)


(1) Mr. Hite's salary includes fees received by him for services as a Director of the Corporation and the Bank of $8,500 in 2000, $6,000 in 1999, and $5,400 in 1998.

(2) No other annual compensation was provided to Mr. Hite for services to the Corporation or the Bank during 1998, 1999 and 2000 in amounts sufficient to require disclosure.

(3) All other compensation consists of amounts contributed by the Bank to the 401(k) Profit Sharing Plan on behalf of Mr. Hite of $15,212 in 2000, $14,373 in 1999, and $13,511 in 1998. It also includes amounts contributed by the Bank for split dollar life insurance on behalf of Mr. Hite in the amounts of $11,592 in 2000 and $7,632 in 1999.

Directors' Compensation
-----------------------

         During the 2000 fiscal year, each director of the Bank received a fee of $500 for each Bank Board of Directors meeting attended and received a fee of $250 for each committee meeting attended. No compensation was paid for meetings of the Company's Board of Directors. Directors who are also officers of the Company or the Bank do not receive compensation for attendance at any committee meeting.

                             AUDIT COMMITTEE REPORT

         Audit Committee: The Board of Directors of the Bank has an Audit Committee that functions as the Audit Committee for the Company and the Bank and is comprised of Stephen A. Kemper, Daniel W. Lease and Gary L. Zimmerman. The function of the Audit Committee is to review the adequacy of the Company's system of internal controls, to investigate the scope and adequacy of the work of the Company's independent and internal auditors and to recommend to the Board of Directors a firm of accountants to serve as the Company's independent auditors. The Audit Committee met six (6) times during the 2000 fiscal year.

         Audit Committee Independence: The Company's Board of Directors reviewed the relationships among the Company and the three members of the Audit Committee, Mr. Kemper, Mr. Lease and Mr. Zimmerman, and determined that all three members of the Audit Committee are able to exercise independent judgement in carrying out their responsibilities as directors and as members of the Audit Committee.

         Audit Committee Report: The Audit Committee oversees the Company's financial reporting process on behalf of the Board of Directors. Management has the primary responsibility for the financial statements and the reporting process, including the system of internal controls. In fulfilling its oversight responsibilities, the Audit Committee reviewed the audited financial statements in the Annual Report with management, including a discussion of the quality, not just the acceptability, of the Company's accounting principles, the reasonableness of significant judgments and the clarity of the disclosures in the financial statements.

         The independent auditors are responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles. The Audit Committee reviewed with the independent auditors their judgments as to the quality, not just the acceptability, of the Company's accounting principles, the auditors' independence from management and the Company and such other matters as are required to be discussed with the Audit Committee under generally accepted auditing standards. In addition, the Audit Committee has discussed with the independent auditors the matters in the written disclosures required by the Independence Standards Board.

         The Audit Committee meets with the internal and independent auditors, with and without management present, to discuss the results of their examinations, their evaluations of the Company's internal controls and the overall quality of the Company's financial reporting. The Audit Committee discussed with the Company's internal and independent auditors the overall scope and plans for their respective audits.

         In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors of the Company (and the Board of Directors has approved) that the audited financial statements be included in the Annual Report on Form 10-K for the year ended December 31, 2000, for filing with the Securities and Exchange Commission.

         The Company has not adopted a charter for the Audit Committee.

Submitted by the members of the Audit Committee.

Stephen A. Kemper, Daniel W. Lease, Chairman, & Gary L. Zimmerman

         Neither the Company nor the Bank has a nominating committee or a committee performing a similar function.

                   INFORMATION CONCERNING INDEPENDENT AUDITORS

         The Board of Directors of the Company intends to appoint the firm of Clifton Gunderson LLP to serve as independent auditors for the Company for the 2001 fiscal year. That firm has served as independent auditors for the Company since 1995. The Board of Directors expects that representatives of Clifton Gunderson LLP will be present at the Annual Meeting, will have the opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions.

         Audit Fees. The aggregate fees billed for professional services rendered by Clifton Gunderson LLP for the audit of the Company's annual consolidated financial statements for the 2000 fiscal year and the reviews of the consolidated financial statements included in the Company's Quarterly Reports on Form 10-Q for the 2000 fiscal year (collectively, the "Audit Services") were $63,350.

         Financial Information Systems Design and Implementation Fees. Clifton Gunderson LLP did not render any of the professional services described in Paragraph (c)(4)(ii) of Rule 2-01 of Regulation S-X (17 CFR 210.2-01(c)(4)(ii)) (the "Financial Information Systems Design and Implementation Services") during the 2000 fiscal year for the Company or the Bank.

         All Other Fees. The aggregate fees billed for services rendered by Clifton Gunderson LLP, other than Audit Services and Financial Information Systems Design and Implementation Services, for the 2000 fiscal year (the "Other Services") were $11,250.

         Conclusion. The Audit Committee determined that the provision of the Other Services was compatible with maintaining Clifton Gunderson LLP's independence.


               [the remainder of this page is intentionally blank]

                                PERFORMANCE GRAPH

         The following graph is a comparison of the cumulative total shareholder return (change in share price plus reinvested dividends) through December 31, 2000 of an initial $100 investment on December 29, 1995 in (i) the common shares of the Corporation, (ii) the AMEX Stock Market (American Stock Exchange-U.S. Companies Stock Index), and (iii) the NASDAQ Bank Index. The comparisons in this table are required by the Securities and Exchange Commission. The cumulative return performance shown on the graph is not intended to forecast or be indicative of future performance.

                COMPARISON OF FIVE-YEAR CUMULATIVE TOTAL RETURNS

                              PERFORMANCE GRAPH FOR
                       NASDAQ STOCK MARKET (US COMPANIES)

         Prepared by the Center for Research in Security Prices
         Produced on 01/25/2001 including data to 12/29/2000

                                             [LINE GRAPH]


                                             12/29/95    12/31/96     12/31/97    12/31/98    12/31/99     12/29/00
                                             --------    --------     --------    --------    --------     --------
Croghan Bancshares, Inc.                       100.00      117.56       143.98      185.81      164.11       131.68
AMEX Stock Market
     U.S. Companies Stock Index                100.00       101.5        127.3       136.6       179.4        168.5
NASDAQ Bank Index                              100.00       132.0        221.1       219.6       211.1        241.1

LEGEND:

Symbol              CRSP Total Returns Index for:
------              -----------------------------

---          Croghan Bancshares, Inc.
-x-          AMEX Stock Market (US Companies)
___          Nasdaq Bank Index
             SIC 6020-6029, 6710-6719 US & Foreign

Notes:
A. The lines represent monthly index levels derived from compounded daily returns that include all dividends.
B. The indexes are reweighted daily, using the market capitalization on the previous trading day.
C. If the monthly interval, based on the fiscal year-end, is not a trading day, the preceding trading day is used.
D.   The index level for all series was set to $100.00 on 12/29/1995.

                            SHAREHOLDER PROPOSALS FOR
                              2002 ANNUAL MEETING
                            -------------------------

         Any qualified shareholder who desires to present a proposal for consideration at the 2002 Annual Meeting of Shareholders must submit the proposal in writing to the Company. If the proposal is received by the Company on or before November 30, 2001, and otherwise meets the requirements of applicable state and federal law, it will be included in the proxy statement and form of proxy of the Company relating to its 2002 Annual Meeting of Shareholders. If a shareholder intends to present a proposal at the 2002 Annual Meeting, but has not sought the inclusion of such proposal in the Company's proxy materials, such proposal must be received by the Company prior to February 13, 2002, or the Company's management proxies for the 2002 Annual Meeting will be entitled to use their discretionary voting authority should such proposal then be raised, without any discussion of the matter in the Company's proxy materials.

                           ANNUAL REPORT ON FORM 10-K

         The Company will provide without charge to any shareholder of record on March 16, 2001, on the written request of any such shareholder, a copy of the Company's Annual Report on Form 10-K, including financial statements and schedules thereto, required to be filed under the Securities Exchange Act of 1934, as amended, for the Company's fiscal year ended December 31, 2000. Such written request should be directed to Barry F. Luse, Croghan Bancshares, Inc., 323 Croghan Street, Fremont, Ohio 43420, telephone number 419-332-7301.

                  REPORTS TO BE PRESENTED AT THE ANNUAL MEETING

         There will be presented at the meeting the Company's Annual Report for the year ended December 31, 2000, containing financial statements for such year and the signed opinion of Clifton Gunderson LLP, independent certified public accountants, with respect to such financial statements. The Company's Annual Report is not to be regarded as proxy soliciting material, and the Company's management does not intend to ask, suggest or solicit any action from the shareholders with respect to such Annual Report.

                                  OTHER MATTERS

         As of the date of this Proxy Statement, the Board of Directors knows of no other business to be presented for action by the shareholders at the 2001 Annual Meeting of Shareholders other than as set forth in this Proxy Statement. However, if any other matter is properly presented at the Annual Meeting, or at any adjournment(s) thereof, it is intended that the persons named as proxies in the enclosed proxy may vote the common shares represented by such proxy on such matters in accordance with their best judgment in light of the conditions then prevailing.

         IT IS IMPORTANT THAT PROXIES BE VOTED AND RETURNED PROMPTLY. EVEN IF YOU PLAN TO ATTEND THE ANNUAL MEETING IN PERSON, PLEASE FILL IN, DATE, SIGN AND RETURN THE PROXY PROMPTLY. IF YOU ATTEND THE ANNUAL MEETING, YOU MAY REVOKE YOUR PROXY AND VOTE IN PERSON IF YOU WISH TO DO SO.

March 30, 2001                           By Order of the Board of Directors,


                                         /s/ Thomas Hite
                                         -----------------------------------
                                         Thomas F. Hite, President
                                         and Chief Executive Officer

                                   APPENDIX A
                                   ----------

                            Croghan Bancshares, Inc.
                                    Directors
                                   March 2001

         James E. Bowlus                              Allan E. Mehlow
         460 Kingsgate Drive                          2569 Fangboner Road
         Fremont, OH  43420                           Fremont, OH  43420

         Thomas F. Hite                               Robert H. Moyer
         47 Glendale Avenue                           519 Smith Rd.
         Fremont, OH  43420                           Fremont, OH  43420

         Claire F. Johansen                           K. Brian Pugh
         5600 Seneca County Road 19                   1613 South Main Street
         Tiffin, OH  44883                            Clyde, OH  43410

         John P. Keller                               J. Terrence Wolfe
         1505 McPherson Boulevard                     1305 McPherson Boulevard
         Fremont, OH  43420                           Fremont, OH  43420

         Stephen A. Kemper                            Claude E. Young
         455 West Main Street                         2242 State Route 19
         Bellevue, OH  44811                          Green Springs, OH  44836

         Daniel W. Lease                              Gary L. Zimmerman
         2557 Cherry Ridge Drive                      133 Wisteria Drive
         Fremont, OH  43420                           Fremont, OH  43420

         Information regarding ownership of the Company's shares by "associates" (as such term is defined by Rule 14a-1(a) of the Securities and Exchange Act of 1934) of the above named directors is included in this proxy statements in the footnotes to the section entitled "Security Ownership of Certain Beneficial Owners and Management."

         The following table provides the number of shares of the Company purchased or sold by the applicable director after January 1, 1999:


----------------------------------------------------------------------------------------------------------------------------------
                   NAME                                           DATE OF SALE OR PURCHASE                     NUMBER OF SHARES
----------------------------------------------------------------------------------------------------------------------------------
James E. Bowlus                             Purchased on April 20, 1999                                              200
                                            Purchased on August 25, 1999                                             300
                                            Purchased on October 14, 1999                                           1,489
----------------------------------------------------------------------------------------------------------------------------------
Thomas F. Hite                              No purchases or sales after January 1, 1999                               0
----------------------------------------------------------------------------------------------------------------------------------
Claire F. Johansen                          Purchased on December 23, 1999                                            15
----------------------------------------------------------------------------------------------------------------------------------
John P. Keller                              Gifted on February 14, 2001                                              401
                                            Gifted on December 20, 1999                                              800
----------------------------------------------------------------------------------------------------------------------------------
Stephen A. Kemper                           No purchases or sales after January 1, 1999                               0
----------------------------------------------------------------------------------------------------------------------------------
Daniel W. Lease                             Purchased on November 6, 2000                                            300
                                            Purchased on February 22, 2000                                           200
----------------------------------------------------------------------------------------------------------------------------------
Allan E. Mehlow                             Purchased through the Bank's 401-K plan*                                 771
----------------------------------------------------------------------------------------------------------------------------------
Robert H. Moyer                             No purchases or sales after January 1, 1999                               0
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                   NAME                                           DATE OF SALE OR PURCHASE                     NUMBER OF SHARES
----------------------------------------------------------------------------------------------------------------------------------
K. Brian Pugh                               Purchased on December 2, 1999                                            100
                                            Purchased on November 23, 1999                                            25
                                            Purchased on August 31, 1999                                             100
                                            Purchased on August 8, 1999                                               20
----------------------------------------------------------------------------------------------------------------------------------
J. Terrence Wolfe                           No purchases or sales after January 1, 1999                               0
----------------------------------------------------------------------------------------------------------------------------------
Claude E. Young                             Sold on December 23, 1999                                                 15
                                            Sold on November 16, 1999                                                200
                                            Sold on November 5, 1999                                                 500
                                            Sold on May 25, 1999                                                    2,000
                                            Sold on May 13, 1999                                                     650
                                            Sold on March 3, 1999                                                   1,350
----------------------------------------------------------------------------------------------------------------------------------
Gary L. Zimmerman                           No purchases or sales after January 1, 1999                               0
----------------------------------------------------------------------------------------------------------------------------------

*Shares were purchased monthly through the Bank's 401-K plan.

                                 REVOCABLE PROXY
                            CROGHAN BANCSHARES, INC.
                               323 CROGHAN STREET
                               FREMONT, OHIO 43420

      PROXY FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD MAY 8, 2001.
  THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF CROGHAN BANCSHARES, INC.

         The undersigned, having received notice of the Annual Meeting of Shareholders of Croghan Bancshares, Inc. to be held at 1:00 p.m. local time on Tuesday, May 8, 2001, hereby designates and appoints Claire F. Johansen, J. Terrence Wolfe, and Gary L. Zimmerman, and each of them, with authority to act without the others, as attorneys and proxies for the undersigned, with full power of substitution, to vote all common shares, par value $12.50 per share, of Croghan Bancshares, Inc., that the undersigned is entitled to vote at such Annual Meeting or at any adjournment thereof, with all the powers the undersigned would possess if personally present, such proxies being directed to vote as specified below and in their discretion on any other business that may properly come before the Annual Meeting.

                                                      ------
PLEASE MARK VOTES LIKE THIS                              X
                                                      ------

1.   To elect the four (4) directors listed below
     for terms expiring in 2004:                                     FOR ALL             WITHHOLD AUTHORITY            FOR ALL
                                                                    NOMINEES             FOR ALL NOMINEES              EXCEPT
                                                                    --------             -----------------             ------
          James E. Bowlus, John P. Keller,
          Daniel W. Lease and Allan E. Mehlow                          [ ]                      [ ]                      [ ]



INSTRUCTIONS: To withhold authority to vote for any individual nominee, mark
"For All Except" and write that nominee's name in the space provided:


2. In their discretion, the Proxies are authorized to vote upon such other matters as may properly come before the Annual Meeting or any adjournments thereof.

         THIS PROXY WILL BE VOTED: (1) AS DIRECTED ON THE MATTERS LISTED ABOVE;
(2) IN ACCORDANCE WITH THE DIRECTORS' RECOMMENDATION WHERE A CHOICE IS NOT
SPECIFIED; AND (3) IN ACCORDANCE WITH THE JUDGMENT OF THE PROXIES ON SUCH OTHER
MATTERS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY ADJOURNMENT
THEREOF, INCLUDING, BUT NOT LIMITED TO, THE ADJOURNMENT OF THE ANNUAL MEETING TO
SOLICIT ADDITIONAL PROXIES, IF NECESSARY, AND IF A NOMINEE FOR ELECTION AS A
DIRECTOR NAMED IN THE PROXY STATEMENT IS UNABLE TO SERVE, THE ELECTION OF ANY
SUBSTITUTE NOMINEE RECOMMENDED BY THE DIRECTORS.

         The undersigned reserves the right to revoke this Proxy at any time prior to the Proxy being voted at the Annual Meeting. The Proxy may be revoked by delivering a signed revocation to the Corporation at any time prior to the Annual Meeting, by submitting a later-dated Proxy, or by attending the Annual
Meeting in person and casting a ballot. The undersigned hereby revokes any Proxy previously given to vote such shares at the Annual Meeting.

                                                                                Dated:  __________________________________________


                                                                                __________________________________________________
                                                                                Signature of Shareholder

To aid the Corporation in making arrangements for the                           __________________________________________________
Annual Meeting, please indicate your preliminary                                Signature of Shareholder
intentions for attendance:

_____ I/We plan to attend the meeting                                           (Please sign Proxy as your name appears on your
                                                                                stock certificate(s).  JOINT OWNERS SHOULD EACH
                                                                                SIGN PERSONALLY.  When signing as attorney,
                                                                                executor, administrator, trustee, guardian or
_____ I/We do not plan to attend                                                corporate officer, please give your full title
                                                                                as such.)


                  PLEASE COMPLETE, SIGN, DATE AND MAIL THIS PROXY IN THE ENCLOSED ENVELOPE.